AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of November 26, 2025 (this “Amendment No. 1”), is entered into by and among TD SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity and together with its successors and assigns, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of April 19, 2024 (as amended, restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Existing Credit Agreement”). The Existing Credit Agreement, as amended by this Amendment No. 1, is referred to herein as the “Amended Credit Agreement”.
WHEREAS, the Borrower has requested additional capacity to incur certain Securitization Programs in an aggregate principal amount of €750,000,000 and the Lenders party hereto have agreed to provide such additional capacity; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
Section 1. Amendments. Subject only to the satisfaction of the conditions set forth in Section 2 below, the definition of “Securitization Program”, Section 5.02(a)(v) and Section 5.02(c)(iv) of the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~) and add the double-underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth below:
“Securitization Program” means, with respect to any Person, any financing or sales transaction or series of financing or sales transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may, directly or indirectly, sell, convey, or otherwise transfer, or grant a security interest in Receivables and Related Assets, accounts, payments, or receivables (whether such accounts, payments, or receivables are then existing or arising in the future), collections and other proceeds arising therefrom, any rights to future lease payments or residuals or similar rights to payment to, or any securitization related property to a special purpose company ~~Subsidiary~~ (whether or not that special purpose company is a Subsidiary or Affiliate of such Person).
(v) assignments of Receivables and Related Assets and ~~the right to receive income or~~ Liens (including Liens over any bank account into which collections in relation to such Receivables and Related Assets are paid) that arise in connection with Securitization Programs receivables financing facilities or other similar transactions (when combined with Securitization Programs existing on the Closing Date), where the aggregate Invested Amount at any time does not exceed the sum of ~~in an aggregate principal amount not to exceed~~ (A) ~~the Dollar Equivalent of~~ $1,500,000,000 plus (B) the Dollar Equivalent of €750,000,000 ~~at any time outstanding (for purposes of this clause (v), the “principal amount” of a Securitization Program shall mean the Invested Amount)~~,
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(iv) Debt, if any, arising in connection with Securitization Programs, receivables financing facilities or other similar transactions in an aggregate principal amount not to exceed, when taken together with Securitization Programs existing on the Closing Date, the sum of (A) ~~the Dollar Equivalent of the greater of~~ $1,500,000,000 plus (B) the Dollar Equivalent of €750,000,000 at any time outstanding (for purposes of this clause (iv), the “principal amount” of a Securitization Program shall mean the Invested Amount) and, to the extent secured, secured by Liens permitted pursuant to Section 5.02(a)(v),
Section 2. Conditions to Effectiveness.
This Amendment No. 1 shall become effective on the date (the “Amendment No. 1 Effective Date”) that:
a. the Administrative Agent shall have received an executed counterpart to this Amendment No. 1 from the Borrower and the Required Lenders; and
b. after giving effect to this Amendment No. 1, the representations and warranties set forth in Section 3 below shall be correct in all respects.
Section 3. Representations and Warranties.
In order to induce Lenders and the Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Amendment No. 1 Effective Date:
a.All representations and warranties of the Borrower contained in Section 4.01 of the Existing Credit Agreement are correct in all material respects (without duplication of any materiality or Material Adverse Effect qualifier) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be correct in all material respects (without duplication of any materiality or Material Adverse Effect qualifier) as of such earlier date.
b.No Default or Event of Default exists or has occurred and is continuing on and as of the Amendment No. 1 Effective Date immediately before (in the case of the Existing Credit Agreement) and immediately after (in the case of the Amended Credit Agreement) giving effect to the provisions of this Amendment No. 1.
Section 4. Counterparts.
This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 1 and/or any document to be signed in connection with this Amendment No. 1 and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
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Section 5. Governing Law, Jurisdiction and Waiver of Jury Trial.
This Amendment No. 1 shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Sections 8.09, 8.12 and 8.19 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 6. Headings.
The headings of this Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7. Reaffirmation; No Novation.
The Borrower hereby expressly acknowledges the terms of this Amendment No. 1 and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment No. 1 and the transactions contemplated hereby and (ii) its guarantee of the obligations under the Loan Documents, as applicable. Each of the parties hereto confirms that the amendment of the Existing Credit Agreement pursuant to this Amendment No. 1 shall not constitute a novation of the Existing Credit Agreement or any other Loan Document. For the avoidance of doubt, this Amendment No. 1 shall also constitute a Loan Document for all purposes under the Amended Credit Agreement.
Section 8. Effect of Amendment.
Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the other Secured Parties under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
[Signature Pages Follow]IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.
TD SYNNEX CORPORATION
By: /s/ Scott W. Walker
Name: Scott W. Walker
Title: Corporate Vice President, Treasurer
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BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Kelly Weaver
Name: Kelly Weaver
Title: Vice President

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AGRICULTURAL BANK OF CHINA LIMITED,
NEW YORK BRANCH,
as a Lender

By: /s/ Nelson Chou
Name: Nelson Chou
Title: SVP & Head of Corporate Banking Department

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BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Dylan Honza
Name: Dylan Honza
Title: Director
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BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender

By: /s/ Peng Li
Name: Peng Li
Title: SVP & Branch Manager
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CHINA CITIC BANK INTERNATIONAL LIMITED,
as a Lender

By: /s/ Qing Hong
Name: Qing Hong
Title: GM / Branch Manager
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CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH,
as a Lender

By: /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

By: /s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director
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MASHREQBANK PSC,
as a Lender

By: /s/ Faizan Siddiqui
Name: Faizan Siddiqui
Title: General Manager
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MEGA INTERNATIONAL COMMERCIAL BANK SILICON VALLEY BRANCH,
as a Lender

By: /s/ Pei-Chen Wang
Name: Pei-Chen Wang
Title: VP & General Manager
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STATE BANK OF INDIA, NEW YORK BRANCH,
as a Lender

By: /s/ Manish Kumar Vishwakarma
Name: Manish Kumar Vishwakarma
Title: Vice President (Syndications)
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SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Irlen Mak
Name: Irlen Mak
Title: Executive Director
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TAIWAN COOPERATIVE BANK, LTD. acting through its New York Branch, as a Lender

By: /s/ Wen-Ching Wang
Name: Wen-Ching Wang
Title: S.V.P. & General Manager

If a second signature is necessary:
By:
Name:
Title:
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THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH,
as a Lender
By: /s/ James Hua
Name: James Hua
Title: DGM & Head of Corporate Banking

By: /s/ Victor Chern
Name: Victor Chern
Title: Deputy Head of Risk Management
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THE CHIBA BANK, LTD. NEW YORK BRANCH,
as a Lender

By: /s/ Masahito Itami
Name: Masahito Itami
Title: Senior Deputy General Manager
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THE HUNTINGTON NATIONAL BANK,
as a Lender

By: /s/ Thomas Dearth
Name: Thomas Dearth
Title: Vice President
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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Alex Wilson
Name: Alex Wilson
Title: Vice President
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